UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 18, 2025

ZOOMCAR HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40964	99-0431609
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Anjaneya Techno Park, No.147, 1st Floor Kodihalli, Bangalore, India	560008
(Address of principal executive offices)	(Zip Code)

+91 8048821871

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ZCAR	The Nasdaq Stock Market LLC
Warrants, each exercisable for one share of Common Stock at a price of $571, subject to adjustment	ZCARW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On February 18, 2025, Zoomcar Holdings, Inc. (the “Company”) held its special meeting of stockholders (the “Special Meeting”). As of the record date of December 30, 2024 (“Record Date”), 6,771,662 shares of the Company’s common stock were issued and outstanding and eligible to vote. At the Special Meeting, a quorum of 3,657,935 shares, or approximately 54.01% of the eligible shares, was present or represented by proxy. Each of the matters set forth below is described in detail in the proxy statement (the “Proxy Statement”) filed with the Securities and Exchange Commission on January 21, 2025. The following actions were taken at the Special Meeting:

Proposal No. 1: Approval of Institutional Investors Bridge Warrants

The first proposal was the approval, for purposes of complying with applicable Nasdaq Listing Rules, (i) the purchase of shares of the Company’s common stock (the “Common Stock”) and shares of Common Stock issuable upon the exercise of certain unregistered warrants (collectively, the “Institutional Investors Bridge Warrants”), equal to or exceeding 20% of the outstanding shares of Common Stock, in a private placement offering conducted by the Company pursuant to a Securities Purchase Agreement, dated November 5, 2024, between the Company and the investors signatory thereto (the “Institutional Offering”), and (ii) the issuance of Common Stock and the Institutional Investors Bridge Warrants in the Institutional Offering to a former director of the Company, in the event that such issuance is deemed to be compensation under the Nasdaq Listing Rules. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,277,295	36,531	231,996	1,112,113

Proposal No. 1 was approved by a majority of the votes cast. To the extent a holder of Common Stock as of the Record Date was also a holder of Institutional Investors Bridge Warrants, such holder was not permitted to vote on proposal 1.

Proposal No. 2: Approval of Reg D Investors Bridge Warrants

The second proposal was the approval, for purposes of complying with applicable Nasdaq Listing Rules, (i) the purchase of shares of the Company’s Common Stock and shares of Common Stock issuable upon the exercise of certain unregistered warrants (collectively, the “Reg D Investors Bridge Warrants”), equal to or exceeding 20% of the outstanding shares of Common Stock, in a private placement offering of up to $30,000,000 of securities of the Company made or to be made to certain accredited investors (the “Reg D Investors”), pursuant to an Amended and Restated Private Placement Memorandum, dated December 3, 2024, as such may be further amended from time to time, with an offering period expiring on March 31, 2025 (the “Reg D Offering”), and (ii) the issuance of Common Stock and Reg D Investors Bridge Warrants in the Reg D Offering to the Company’s Acting Chief Executive Officer and the Consultant (as defined below), in the event that such issuance is deemed to be compensation under the Nasdaq Listing Rules. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,507,295	36,125	2,402	1,112,113

Proposal No. 2 was approved by a majority of the votes cast. To the extent a holder of Common Stock as of the Record Date was also a holder of Reg D Investors Bridge Warrants, such holder was not permitted to vote on proposal 2.

Proposal No. 3: Approval of Amendment to the 2023 Equity Incentive Plan

The third proposal was the approval of an amendment to the Company’s 2023 Equity Incentive Plan (the “2023 Plan”), to be effective as of March 31, 2025, if approved by the stockholders, amending Section 4(a) of the 2023 Plan to provide for a one-time increase in the number of shares of Common Stock reserved for issuance with respect to awards granted under the 2023 Plan, by adding a number of additional shares of Common Stock equal to 15% of the number of shares of Common Stock issued and outstanding on March 31, 2025. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,501,016	42,500	2,306	1,112,113

Proposal No. 3 was approved by a majority of the votes cast.

Proposal No. 4: Approval of Issuance of an Award of Shares of Common stock to Consultant

The fourth proposal was the approval, for purposes of complying with applicable Nasdaq Listing Rules, the issuance of an award of shares of Common Stock to a consultant, for services provided to the Company (the “Consultant”), pursuant to the terms and conditions of a Consulting Agreement, dated as of October 21, 2024, in the event that such issuance is deemed to be compensation under the Nasdaq Listing Rules. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,504,161	39,193	2,468	1,112,113

Proposal No. 4 was approved by a majority of the votes cast.

Proposal No. 5: Approval of Reverse Stock Split

The fifth proposal was the approval of an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Amended and Restated Certificate of Incorporation”) to effect a reverse stock split of its outstanding shares of common stock at a ratio of between one-for-two and one-for-twenty, with such ratio to be determined at the sole discretion of the Company’s board of directors (the “Board”) and with such reverse stock split to be effectuated at such a rate and at such time and date, if at all, as determined by the Board in its sole discretion (the “Reverse Split”). The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,292,349	334,597	30,989	0

Proposal No. 5 was approved by a majority of the votes cast. The Reverse Split will be effective upon the approval of the Board of the specific ratio of the Reverse Split, within the range approved by stockholders, and the completion of the process resulting in the filing of a certificate of amendment to the Company’s Amended and Restated Certificate of Incorporation, in substantially the form attached to the Proxy Statement as Annex A, with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board.

Proposal No. 6: Approval of Adjournment

The sixth proposal was the approval of the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve any of the foregoing resolutions. The vote on the proposal was as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
3,335,224	235,514	97,197	0

Proposal No. 6 was approved by a majority of the votes cast. Since, all of the foregoing proposals have been approved by the stockholders, there was no need to adjourn this Special Meeting for the stated purpose.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 18, 2025	Zoomcar Holdings, Inc.

	By:	/s/ Hiroshi Nishijima
	Name:	Hiroshi Nishijima
	Title:	Chief Executive Officer

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